[LOGO] Industry Canada   Industrie Canada

Certificate                                  Certificat de
of Amalgamation                              fusion

Canada Business                              Loi canadienne sur
Corporations Act                             les societes par actions

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          RADIANT ENERGY CORPORATION                          323036-8

----------------------------------------------           ---------------------
Name of corporation-Denomination de la societe           Corporation number-
                                                         Numero de la societe

I hereby certify that the above-named corporation resulted from an amalgamation, under section 185 of the Canada Business Corporations Act, of the corporations set out in the attached articles of amalgamation.

Je certifie que la societe susmentionnee est issue d'une fusion, en vertu de l'article 185 de la Loi canadienne sur les societes par actions, des societes dont les denominations apparaissent dans les statuts de fusion ci-joints.


 /s/ [Illegible]                          February 21, 1996 / le 21 fevrier 1996

Director - Directeur                      Date of Amalgamation -  Date de fusion


Canada [LOGO]

[LOGO]  Consumer and                    Consommation et
        Corporate Affairs Canada        Affaires commerciales Canada

        Canada Business                 Loi regissant les societes
        Corporations Act                par actions de regime federal

             FORM 9                               FORMULE 9
      ARTICLES OF AMALGAMATION                STATUTS DE FUSION
          (SECTION 185)                           (ARTICLE 185)

--------------------------------------------------------------------------------
1 -- Name of amalgamated corporation   Denomination de la societe issue de
                                       la fusion

     RADIANT ENERGY CORPORATION

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2 -- The place in Canada where the     Lieu au Canada ou doit etre situe le
     registered office is to           siege social
     be situated

     Suite 810
     1 First Canadian Place
     Toronto, Ontario, M5X 1A9

--------------------------------------------------------------------------------
3 -- The classes and any maximum       Categories et tout nombre maximal
     number of shares that the         d'actions que la societe est autorisee
     corporation is authorized to      a emettre
     issue

     The Corporation is authorized to issue an unlimited number of shares of one class to be designated as common shares.

--------------------------------------------------------------------------------
4 -- Restrictions, if any, on          Restrictions sur le transfert des
     share transfers                   actions, s'il y a lieu

     None
--------------------------------------------------------------------------------
5 -- Number (or minimum and maximum    Nombre (ou nombre minimal et maximal)
     number) of directors              d'administrateurs

     Not fewer than 3 directors and not more than 9 directors.
--------------------------------------------------------------------------------
6 -- Restrictions, if any, on          Limites imposees a l'activite commerciale
     business the corporation may      de la societe, s'il y a lieu
     carry on

     None
--------------------------------------------------------------------------------
7 -- Other provisions, if any          Autres dispositions, s'il y a lieu

     None
--------------------------------------------------------------------------------
8 -- The amalgamation has been         8 -- La fusion a ete approuvee en accord
     approved pursuant to that              avec l'article ou le paragraphe de
     section or subsection of the           la Loi indique ci-apres.
     Act which is indicated as
     follows:
                                     /x/ 183
                                     / / 184(1)
                                     / / 184(2)

-----------------------------------------------------------------------------------------------------------------
9 -- Name of the amalgamating corporations    Corporation No.                                         Title
     Denomination des societes fusionnantes   No de la societe       Signature           Date         Titre
-----------------------------------------------------------------------------------------------------------------
     NORTHERN ATLAS INC.                      13229-2                /s/ [Illegible]   02/20/96       DIRECTOR
-----------------------------------------------------------------------------------------------------------------
                                                                                                      PRESIDENT &
     RADIANT ENERGY CORPORATION               323035-0               /s/ [Illegible]   02/20/96       DIRECTOR
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------

FOR DEPARTMENTAL USE ONLY-- A L'USAGE DU MINISTERE SEULEMENT    Filed -- Deposee
Corporation No.-- No de la societe                                 FEB 23 1996
                                        323036-8                   FEV
--------------------------------------------------------------------------------
7530-21-936-1390 (01-93) 46

                       Canadian Business Corporations Act

                            Articles of Amalgamation
                                     FORM 9
                                  INSTRUCTIONS

Format

Documents required to be sent to the Director pursuant to the Canada Business Corporations Act must conform to sections 5 to 10 of the Canada Business Corporations Regulations.

Item 1

Set out the proposed name for the amalgamated corporation that complies with sections 10 and 12 of the Act. If this name is not the same as one of the amalgamating corporations, articles of amalgamation must be accompanied by a Canada-biased NUANS search report dated not more than ninety (90) days prior to the receipt of the articles by the Director. On request, a number name may be assigned under subsection 11(2) of the Act, without a search.

Item 2

Set out the name of the place and province within Canada where the registered office is to be situated. A specific street address is not required.

Item 3

Set out the details required by paragraph 6(1)(c) of the Act, including details of the rights, privileges, restrictions and conditions attached to each class or series of shares. All shares must be without nominal or par value and must comply with the provisions of Part V of the Act.

Item 4

If restrictions are to be placed on the right to transfer shares of the corporation, set out a statement to this effect and the nature of such restrictions.

Item 5

Set out the number of directors. If cumulative voting is permitted, the number of directors must be invariable; otherwise it is permissible to specify a minimum and maximum number of directors.

Item 6

If restrictions are to be placed on the business the corporation may carry on, set out the restrictions.

Item 7

Set out any provisions, permitted by the Act or Regulations to be set out in the by-laws of the corporation, that are to form part of the articles, including any pre-emptive rights or cumulative voting provisions.

Item 8

Indicate whether the amalgamation is under section 183 or subsection 184(1) or
(2) of the Act.

Other Notices and Documents

(1) The articles must be accompanied by a Notice of Registered Office (Form 3), a Notice of Directors (Form 6) and a statutory declaration of a director or authorized officer of each amalgamating corporation in accordance with subsection 185(2) of the Act.

(2) All amalgamating corporations should ensure that all filing requirements contained in the Act have been met.

Completed documents in duplicate and fees payable to the Receiver General, are to be sent to:

The Director, Canada Business Corporations Act
Place du Portage
Hull, Quebec, Canada
K1A 0C9

            Loi regissant les societes par actions de regime federal

                                Statuts de fusion
                                    FORMULE 9
                                  INSTRUCTIONS

                                  Presentation

Tous les documents dont l'envoi au directeur est exige par la Loi regissant les societes par actions de regime federal doivent etre conformes aux articles 5 a 10 du Reglement sur les societes par actions de regime federal.

Rubrique 1

Indiquer la denomination de la societe issue de la fusion, laquelle doit satisfaire aux exigences des articles 10 et 12 de la Loi. Si cette denomination differe de celle de l'une des societes fusionnantes. les statuts de fusion doivent etre accompagnes d'un rapport de recherche NUANS couvrant le Canada, dont la date remonte a quatre-vingt-dix (90) jours ou moins avant la date de reception des statuts par le directeur. Si un numero matricule est demande en guise de denomination sociale, il peut etre assigne, sans recherche prealable, en vertu du paragraphe 11(2) de la Loi.

Rubrique 2

Indiquer le nom de l'endroit et de la province au Canada ou le siege social doit etre situe. Une adresse precise n'est pas requise.

Rubrique 3

Indiquer les details requis par l'alinea 6(1)c) de la Loi, y compris les details des droits, privileges, restrictions et conditions assortis a chaque categorie ou serie d'actions. Toutes les actions doivent etre sans valeur nominale ou sans valeur au pair et doivent etre conformes aux dispositions de la partie V de la Loi.

Rubrique 4

Si le droit de transfert des actions de la societe doit etre restreint, inclure une declaration a cet effet et indiquer la nature de ces restrictions.

Rubrique 5

Indiquer le nombre des administrateurs. Si un vote cumulatif est prevu, ce nombre doit etre fixe; autrement, il est permis de specifier un nombre minimal et maximal d'administrateurs.

Rubrique 6

Si des limites doivent etre imposees a l'activite commerciale de la societe, les indiquer.

Rubrique 7

Indiquer les dispositions que la Loi ou le reglement permet d'enoncer dans les reglements administratifs de la societe et qui doivent faire partie des statuts, y compris les dispositions relatives au vote cumulatif ou aux droits de preemption.

Rubrique 8

Indiquer si la fusion est faite en vertu de l'article 183 ou des paragraphes 184(1) ou (2) de la Loi.

Autres avis et documents

(1) Les statuts doivent etre accompagnes d'un avis de designation du siege social (formule 3), d'une liste des administrateurs (formule 6) et d'une declaration solennelle d'un administrateur ou d'un dirigeant autorise de chaque societe fusionnante conformement au paragraphe 185(2) de la Loi.

(2) Les societes fusionnantes doivent s'assurer que toutes les exigences de depot contenues dans la loi ont ete remplies.

Las documents remplis en double et les droits payables au receveur general doivent etre envoyes au:

Directeur, Loi regissant es societes par actions de regime federal Place du Portage
Hull (Quebec) Canada
K1A 0C9

[LOGO] Industry Canada    Industrie Canada

Corporations Directorate                Direction generale des Corporations
9th floor, Journal Tower S.             9e etage, Edifice Journal, Tour sud
365 Laurier Avenue West                 365, avenue Laurier ouest
Ottawa, Ontario                         Ottawa (Ontario)
K1A 0C8                                 K1A 0C8

February 23, 1996/le 23 fevrier 1996                 Your file - Votre reference

WILDEBOER RAND THOMSON APPS                          Our file - Notre reference
ATTN: CLIFF RAND                                                   323035-0
1 FIRST CANADIAN PLACE
SUITE 810, P.O. BOX 4
TORONTO, ONT
M5X 1A9

Re - Objet

Radiant Energy Corporation

Enclosed herewith is the document issued in the above matter.

A notice of issuance of CBCA documents will be published in the Canada Corporations Bulletin. A notice of issuance of CCA documents will be published in the Canada Corporations Bulletin and the Canada Gazette.

IF A NAME OR CHANGE OF NAME IS INVOLVED, THE FOLLOWING CAUTION SHOULD BE
OBSERVED:

      This name is available for use as a corporate name subject to and conditional upon the applicants assuming full responsibility for any risk of confusion with existing business names and trade marks (including those set out in the relevant NUANS search report(s)). Acceptance of such responsibility will comprise an obligation to change the name to a dissimilar one in the event that representations are made and established that confusion is likely to occur. The use of any name granted is subject to the laws of the jurisdiction where the company carries on business.

Vous trouverez ci-inclus le document emis dans l'affaire precitee.

Un avis de l'emission de documents en vertu de la LCSA sera publie dans le Bulletin des societes canadiennes. Un avis de l'emission de documents en vertu de la LCC sera publie dans le Bulletin des societes canadiennes et dans la Gazette du Canada.

S'IL EST QUESTION D'UNE DENOMINATION SOCIALE OU D'UN CHANGEMENT DE DENOMINATION SOCIALE, L'AVERTISSEMENT SUIVANT DOIT ETRE RESPECTE:

      Cette denomination sociale est disponible en autant que les requerants assument toute responsabilite de risque de confusion avec toutes denominations commerciales et toutes marques de commerce existantes (y compris celles qui sont citees dans le(s) rapport(s) de recherches de NUANS pertinent(s)). Cette acceptation de responsabilite comprend l'obligation de changer la denomination de la societe en une denomination differente advenant le cas ou des representations sont faites etablissant qu'il y a une probabilite de confusion. L'utilisation de tout nom octroye est sujette a toute loi de la juridiction ou la societe exploite son entreprise.

                                /s/ [Illegible]

For the Director General,                 pour le Directeur general,
Corporations Directorate                  Direction generale des Corporations

Canada [LOGO]

[LOGO] Industry Canada   Industrie Canada

Certificate                                  Certificat
of Continuance                               de prorogation

Canada Business                              Loi canadienne sur
Corporations Act                             les societes par actions

--------------------------------------------------------------------------------

          RADIANT ENERGY CORPORATION                          323035-0

----------------------------------------------           ---------------------
Name of corporation-Denomination de la societe           Corporation number-
                                                         Numero de la societe

I hereby certify that the above-named corporation was continued under section 187 of the Canada Business Corporations Act, as set out in the attached articles of continuance.

Je certifie que la societe susmentionnee a ete prorogee en vertu de l'article 187 de la Loi canadienne sur les societes par actions, tel qu'il est indique dans les clauses de prorogation ci-jointes.

 /s/ [Illegible]                   February 21, 1996 / le 21 fevrier 1996

Director - Directeur               Date of Continuance -  Date de la prorogation


Canada [LOGO]

                         CANADA BUSINESS CORPORATION ACT

                                     FORM 11

                             ARTICLES OF CONTINUANCE

                                  (Section 187)

1.    Name of Corporation:

      Radiant Energy Corporation

2.    The place in Canada where the registered office is to be situated:

      The Municipality of Metropolitan Toronto, in the Province of Ontario.

3. The classes and any maximum number of shares that the corporation is authorized to issue:

      The Corporation is authorized to issue an unlimited number of one class of shares which shall be designated as "common shares".

4.    Restrictions, if any, on share transfers:

      There are no restrictions on the issue, transfer or ownership of shares of the Corporation.

5.    Number (or minimum and maximum number) of directors:

      A minimum of three (3) directors and a maximum of ten (10) directors. Until otherwise determined, the number of directors of the Corporation shall be fixed at nine (9) persons.

6.    Restrictions, if any, on the business the Corporation may carry on:

      There are no restrictions on the business the Corporation may carry on.

7.    (1)   If change of name effected, previous name:

            No change of name effected.

      (2)   Details of incorporation:

            The Corporation was incorporated on October 21, 1994 pursuant to articles of incorporation filed under the Business Corporations Act (Ontario). By certificate and articles of amendment dated October 5, 1995, the restrictions on the issue, transfer and ownership of shares of the Corporation were removed from the Corporation's articles.

8.    Other provisions, if any:

      None


      Date: February 13, 1996                    /s/ John Charles Chew
                                                 -------------------------------
                                                 John Charles Chew,
                                                 President

           323035-0                               FEB 23 1996
                                                  FEV